SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                ------------

                                  FORM 8-K
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                                ------------


                    October 30, 2002 (October 29, 2002)
             -------------------------------------------------
              Date of Report (Date of earliest event reported)


                Pinnacor Inc. (formerly ScreamingMedia Inc.)
             -------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


    Delaware                 000-30309                    13-4042678
-------------------------------------------------------------------------------
(State or Other            (Commission File No.)         (I.R.S. Employer
 Jurisdiction of                                         Identification
 Incorporation)                                          No.)


            601 West 26th Street
            13th Floor
            New York, NY                                10001
    --------------------------------------------------------------------
             (Address of Principal                   (Zip Code)
              Executive Offices)


                               (212) 691-7000
  -----------------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                    None
  -----------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         Except as expressly indicated or unless the context otherwise requires, "Pinnacor", "ScreamingMedia", "we", "our", or "us" means Pinnacor Inc. (formerly ScreamingMedia Inc.), a Delaware corporation, and its subsidiaries.

         On October 29, 2002, we issued a press release announcing the execution of an Asset Purchase Agreement (the "Agreement") among ScreamingMedia, Broad Acquisition Corp., a wholly-owned subsidiary of ScreamingMedia ("Acquisition Corp."), and Inlumen, Inc. ("Inlumen"), pursuant to which we agreed to acquire the operating assets of Inlumen, a provider of information and technology to the financial services industry. The proposed asset acquisition is subject to customary closing conditions. The proposed asset acquisition supports our overall strategy to provide business and financial information and analytical tools to enterprises.

         A copy of the Agreement is included herein as Exhibit 2.1 and a copy of the press release is included herein as Exhibit 99.1.

         On October 29, 2002 we also issued press releases announcing our Board of Directors has authorized a stock buy-back program to repurchase up to 2 million shares of the Company's common stock, and announcing the Board of Directors approval of our decision to change the company name from ScreamingMedia Inc. to Pinnacor Inc. A copy of both of these press releases are included herein as Exhibits 99.2 and 99.3.

         The Agreement and the press releases regarding the items described above are incorporated herein by reference and the foregoing descriptions of such documents and transactions contemplated therein are qualified in their entirety by reference to such exhibits. The press releases should be read in conjunction with the note regarding forward looking statements which is included in the text of the press releases.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

        Exhibit 2.1 Asset Purchase Agreement among ScreamingMedia Inc., Broad Acquistion Corp. and Inlumen, Inc., dated as of October 29, 2002

        Exhibit 99.1       Press Release dated October 29, 2002:
                           ScreamingMedia, today renamed Pinnacor, to acquire assets of Inlumen, Inc.

        Exhibit 99.2       Press Release dated October 29, 2002:
                           ScreamingMedia, today renamed Pinnacor,
                           announces stock buy back program to repurchase up to 2 million shares

        Exhibit 99.3       Press Release dated October 29, 2002:
                           ScreamingMedia changes name to Pinnacor


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SCREAMINGMEDIA INC.


                                           By: /s/ David Obstler
                                               --------------------------------
                                               David Obstler
                                               Chief Financial Officer and
                                               Treasurer

Date:  October 30, 2002



                               EXHIBIT INDEX


Exhibit No.        Description

2.1 Asset Purchase Agreement among ScreamingMedia Inc., Broad Acquisition Corp. and Inlumen, Inc., dated as of October 29, 2002

99.1 Press Release dated October 29, 2002: ScreamingMedia, today renamed Pinnacor, to acquire assets of Inlumen, Inc.

99.2 Press Release dated October 29, 2002: ScreamingMedia, today renamed Pinnacor announces stock buy back to repurchase up to 2 million shares

99.3 Press Release dated October 29, 2002: ScreamingMedia changes name to Pinnacor